THE LAZARD FUNDS, INC.
Lazard International Strategic Equity Portfolio

Supplement to Current Prospectus

Effective immediately, the following replaces the “Lazard Funds Summary Section—Lazard International Strategic Equity Portfolio—Management—Portfolio Managers/Analysts” section in the Prospectus:

Jimmie Bork, portfolio manager/analyst on the Investment Manager’s International Strategic Equity teams, has been with the Portfolio since February 2022.

Cyrus Azarmgin, portfolio manager/analyst on the Investment Manager’s International Strategic Equity team, has been with the Portfolio since May 2025.

Michael A. Bennett, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since September 2008.

Effective immediately, the following supersedes and replaces any contrary information in the section entitled “Lazard Funds Fund Management—Portfolio Management” in the Prospectus:

International Strategic Equity Portfolio—Jimmie Bork (since 2022), Cyrus Azarmgin (since 2025) and Michael A. Bennett (since 2008)

Dated: October 7, 2026

Please retain this supplement for future reference.